UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 1, 2005

CENTRAL JERSEY BANCORP (Exact name of registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	0-49925 (Commission File Number)	22-3757709 (IRS Employer Identification No.)

627 Second Avenue, Long Branch, New Jersey (Address of principal executive offices)	07740 (Zip Code)

Registrant's telephone number, including area code: (732) 571-1300

                MONMOUTH COMMUNITY BANCORP
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

     Item 2.01  Completion of Acquisition or Disposition of Assets

        On January 1, 2005 (the “Effective Date”), Monmouth Community Bancorp, a New Jersey corporation, and Allaire Community Bank, a commercial bank of the State of New Jersey (“Allaire”), consummated the previously disclosed combination of the two entities (the “Combination”), pursuant to the Agreement and Plan of Acquisition, dated June 30, 2004 (the “Agreement”). A press release announcing the closing of the Combination was released on January 3, 2005 and is attached hereto and incorporated herein by reference. The Agreement and the transactions contemplated thereby were approved by the stockholders of Allaire at their special meeting held on December 9, 2004 and by the shareholders of Monmouth Community Bancorp at their special meeting held on December 16, 2004.

        On the Effective Date, the name of Monmouth Community Bancorp was changed to Central Jersey Bancorp, and each share of common stock of Allaire issued and outstanding was exchanged for the right to receive one share of Central Jersey Bancorp common stock. As a result, an aggregate of 1,996,140 shares of Central Jersey Bancorp common stock will be issued to Allaire stockholders. On December 31, 2004, the closing price for Monmouth Community Bancorp’s common stock was $34.05 per share. Accordingly, the aggregate market value of the shares of common stock being issued to Allaire stockholders as of the Effective Date is $67,968,567.

        Central Jersey Bancorp intends to combine its two subsidiaries, Allaire and Monmouth Community Bank, N.A., into a single national banking entity, to be named Central Jersey Bank, N.A., in the first half of 2005.

        The shares of Central Jersey Bancorp common stock to be issued to Allaire stockholders as described above were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-119476) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2004, as amended on November 3, 2004, and declared effective by the SEC on November 5, 2004. The joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”), included as part of the Registration Statement, contains additional information about the Combination. A copy of the Agreement is attached as Appendix A to the Joint Proxy Statement/Prospectus. The Registration Statement, including the Joint Proxy Statement/Prospectus and the appendices and exhibits thereto, is incorporated herein by reference, and the information contained in this current report on Form 8-K is qualified in its entirety by reference to such documents.

Section 5 – Corporate Governance and Management

     Item 5.01   Change in Control of Registrant

        In connection with the Combination described in Section 2.01 of this current report on Form 8-K, Central Jersey Bancorp will issue 1,996,140 shares of its common stock to the holders of Allaire’s issued and outstanding common stock. As a result, the stockholders of Allaire own approximately 50% of Central Jersey Bancorp’s issued and outstanding common stock. Further, 363,597 outstanding and unexercised stock options to acquire Allaire common stock were assumed by Central Jersey Bancorp and are now exercisable for 363,597 shares of Central Jersey Bancorp common stock.

        As a result of the Combination between Monmouth Community Bancorp and Allaire, the board of directors of Central Jersey Bancorp was increased from ten to twelve directors and is comprised of six directors chosen from Monmouth Community Bancorp’s pre-Combination board of directors and six directors chosen from Allaire’s pre-Combination board of directors. For a further discussion of the governance of the combined entities, see the section entitled “Governance of Combined Organization” contained in the Joint Proxy Statement/Prospectus.

     Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        As a result of the consummation of the Combination on January 1, 2005, George S. Callas, Chairman of the Board of Allaire, has been appointed Chairman, Carl F. Chirico, President and Chief Executive Officer of Allaire, has been appointed Vice Chairman, and James S. Vaccaro, Chairman and Chief Executive Officer of Monmouth Community Bancorp and Monmouth Community Bank, has been appointed Chief Executive Officer and President, of each of Central Jersey Bancorp, Allaire and Monmouth Community Bank. Richard O. Lindsey, President of Monmouth Community Bancorp and Monmouth Community Bank, has been appointed Executive Vice President and Chief Lending Officer of each of Central Jersey Bancorp, Allaire and Monmouth Community Bank. Robert S. Vuono, Senior Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary of Allaire, has been appointed Senior Executive Vice President, Chief Operating Officer and Secretary of each of Central Jersey Bancorp, Allaire and Monmouth Community Bank, and Anthony Giordano III, Executive Vice President and Chief Financial Officer of Monmouth Community Bancorp, has been appointed Executive Vice President and Chief Financial Officer of each of Central Jersey Bancorp, Allaire and Monmouth Community Bank.

        Each of the Chairman of Central Jersey Bancorp, the Vice-Chairman of Central Jersey Bancorp and the President and Chief Executive Officer of Central Jersey Bancorp will serve in such capacity for at least two years from the Effective Date, subject to certain conditions more specifically described in the Registration Statement. For a further discussion of these appointments, including the business experience and biographical information of each officer, please see the section entitled “Governance of Combined Organization” contained in the Joint Proxy Statement/Prospectus. Also, for a discussion of the agreements entered into by and between Central Jersey Bancorp and Carl F. Chirico, Robert S. Vuono and Robert K. Wallace, respectively, in connection with their appointments, please see the section entitled “Interests of Directors and Officers in the Combination; Employment and Change of Control Agreements” contained in the Joint Proxy Statement/Prospectus.

        Further, as discussed under Item 5.01 above, the board of directors of Central Jersey Bancorp is comprised of six directors chosen from Monmouth Community Bancorp’s pre-Combination board of directors and six directors chosen from Allaire’s pre-Combination board of directors. For a further discussion of the governance of the combined entities, see the section entitled “Governance of Combined Organization” contained in the Joint Proxy Statement/Prospectus.

Section 9 – Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits

(a)	Financial statements of business acquired

        Central Jersey Bancorp intends to provide the financial statements for Allaire for the periods specified in Rule 3-05 of Regulation S-X under cover of a current report on Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of Form 8-K.

(b)	Pro forma financial information

        Central Jersey Bancorp intends to provide pro forma financial information under cover of a current report on Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of Form 8-K.

(c)	Exhibits

Exhibit No. 2.2 99.1	Description of Exhibit

Agreement and Plan of Acquisition, dated as of June 30, 2004, by and between Monmouth Community Bancorp and Allaire (Incorporated by reference to Exhibit 2.2 to Monmouth Community Bancorp's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004).
Press Release, dated January 3, 2005, announcing the closing of the Combination.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL JERSEY BANCORP (Registrant) By: /s/ James S. Vaccaro James S. Vaccaro President and Chief Executive Officer

Date: January 3, 2005

EXHIBIT INDEX

Exhibit No. 2.2 99.1	Description of Exhibit

Agreement and Plan of Acquisition, dated as of June 30, 2004, by and between Monmouth Community Bancorp and Allaire (Incorporated by reference to Exhibit 2.2 to Monmouth Community Bancorp's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004).

Press Release, dated January 3, 2005, announcing the closing of the Combination.